HUBER CAPITAL MID CAP VALUE FUND
Investor Class (HUMDX)
Institutional Class (HUMEX)

SUMMARY PROSPECTUS

February 28, 2017

Before you invest, you may want to review the Huber Capital Mid Cap Value Fund’s (the “Mid Cap Value Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Mid Cap Value Fund and its risks.  The current Statutory Prospectus and SAI dated February 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Mid Cap Value Fund’s Statutory Prospectus, SAI and other information about the Fund online at http://hubercap.com/content.php?pageid=12&page=mutual.  You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.

Investment Objective
The Mid Cap Value Fund seeks to achieve current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Value Fund.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%[1]
Other Expenses (includes Shareholder Servicing Plan Fee)	15.81%	16.74%
Shareholder Servicing Plan Fee	0.15%	0.10%
Total Annual Fund Operating Expenses[2]	17.06%	17.74%
Less: Fee Waiver and Expense Reimbursement[3]	-15.65%	-16.63%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.41%	1.11%

(1)
The Mid Cap Value Fund may accrue up to 0.25% in “Distribution and Service (Rule 12b-1) Fees” of the average daily net assets of the Institutional Class shares; however, the Fund’s accrual of the fee is currently set at 0.00% through at least February 27, 2018, and any accrual increase must first be approved by the Advisors Series Trust’s (the “Trust”) Board of Trustees (the “Board”).

(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets After Advisory Fee Waiver and Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses (“AFFE”).

(3)
Huber Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay expenses of the Mid Cap Value Fund to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes and extraordinary expenses) do not exceed 1.40% of average daily net assets of the Investor Class shares and 1.10% of average daily net assets of the Institutional Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least February 27, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Mid Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$3,265	$5,678	$9,582
Institutional Class	$113	$3,345	$5,805	$9,685

Portfolio Turnover.  The Mid Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal period (from December 31, 2015 through October 31, 2016), the Fund’s portfolio turnover rate was 79.44% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Mid Cap Value Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized capitalization U.S. companies (“mid cap companies”) whose stocks are considered by the Adviser to be undervalued.  The Adviser currently considers mid cap companies to be those with a market capitalization range that is consistent with the market capitalization range of the Russell Midcap® Value Index.  As of its most recent reconstitution date, May 27, 2016, the market capitalization range of the Russell Midcap® Value Index was between $2 billion to $26.3 billion.  The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market.

The Mid Cap Value Fund may make significant investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets.  The Fund invests primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or directly in foreign securities.  Should appropriate investment opportunities be available, the Fund may invest in initial public offerings (“IPOs”) without limitation.  Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets.  From time to time, the Fund may be invested in securities of companies in the same economic sector.

The Adviser employs a value investing style, investing in stocks which, in the Adviser’s opinion, trade at a significant discount to the present value of future cash flows.  The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value.  The Adviser identifies these investment opportunities by employing a disciplined; bottom-up investment process that emphasizes internally generated fundamental research.  The process includes an initial review, in-depth analysis, and employment of the Adviser’s proprietary valuation methodology.

The Adviser’s decision to sell portfolio securities is based on valuation, risk and portfolio guidelines.  As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale.  Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment.  Proceeds from sales are reinvested in companies that are more attractively valued based on the purchase disciplines.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Mid Cap Value Fund.  The following additional risks could affect the value of your investment:

•
General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

•
Market Risk.  The value of the Mid Cap Value Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•
Management Risk.  The Mid Cap Value Fund is an actively managed investment portfolio and the Fund relies on the Adviser’s ability to pursue the Fund’s goal.  The Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Equity Risk.  The equity securities held by the Mid Cap Value Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities generally have greater price volatility than fixed income securities.

•
Mid Cap Company Risk.  A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

•
Value Style Investing Risk.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Mid Cap Value Fund may underperform other funds that use different investing styles.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Mid Cap Value Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or fiscal developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Foreign Securities and Emerging Markets Risk.   Investments in foreign securities and emerging markets are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Mid Cap Value Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
ADR Risk.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Initial Public Offering Risk.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Mid Cap Value Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Mid Cap Value Fund to sell these securities.

•	Newer Fund Risk. The Mid Cap Value Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Who May Want to Invest in the Fund?

The Mid Cap Value Fund may be appropriate for investors who:

—          Have a long-term investment horizon;
—	Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and
—          Can accept greater risks of investing in a portfolio with common stock holdings.

Performance

The following performance information indicates some of the risks of investing in the Mid Cap Value Fund.  The bar chart shows the annual return for the Fund’s Investor Class for one year.  The table shows how the Fund’s average annual return for the 1-year and since inception periods compares with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.hubercap.com or by calling the Fund toll free at 888-HUBERCM (888-482-3726).

Mid Cap Value Fund, Investor Class
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Mid Cap Value Fund’s highest quarterly return was 9.44% for the quarter ended September 30, 2016, and the lowest quarterly return was -3.20% for the quarter ended March 31, 2016.

Average Annual Total Returns (For the periods ended December 31, 2016)		Since Inception
	1 Year	(12/31/2015)
Investor Class
Return Before Taxes	14.26%	14.26%
Return After Taxes on Distributions	13.43%	13.43%
Return After Taxes on Distributions and Sale of Fund Shares	8.36%	8.36%
Institutional Class
Return Before Taxes	14.60%	14.60%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	20.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses.

Management
Investment Adviser.  Huber Capital Management, LLC is the Mid Cap Value Fund’s investment adviser.

Portfolio Manager.  Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Mid Cap Value Fund’s portfolio.  Mr. Huber has managed the Fund since its inception in December 2015.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Mid Cap Value Fund shares on any business day by written request via mail (Huber Capital Mid Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000

Tax Information
The Mid Cap Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Mid Cap Value Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.